Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

	Company Name	Place of Incorporation
1.	1 SB Lessee LLC	Delaware
2.	1414 CPNY LLC	Delaware
3.	1414 CPNY TRS LLC	Delaware
4.	2377 Collins Commercial Condominium Association, Inc.	Florida
5.	48123 VBS OP LLC	Delaware
6.	7th Avenue Nashville Hotel Owner, LLC	Delaware
7.	Airport Hotels LLC	Delaware
8.	Ameliatel LP	Delaware
9.	Arizona Vacation Ownership LLC	Delaware
10.	Austin HVZ LLC	Delaware
11.	Austin HVZ TRS LLC	Delaware
12.	Austin TRS LLC	Delaware
13.	BC Key Largo TRS LLC	Delaware
14.	Beachfront Properties, Inc.	Virgin Islands
15.	Beach House TRS LLC	Delaware
16.	Benjamin Franklin Hotel, Inc.	Delaware
17.	BRE/Swiss LP	Delaware
18.	Calgary Charlotte Holdings Company	Nova Scotia
19.	Calgary Charlotte Partnership	Alberta, CN
20.	CCES Chicago LLC	Delaware
21.	CCFH Maui LLC	Delaware
22.	CCFS Philadelphia LLC	Delaware
23.	CCHH Atlanta LLC	Delaware
24.	CCHH Burlingame LLC	Delaware
25.	CCHH GHDC LLC	Delaware
26.	CCHH Host Capitol Hill LLC	Delaware
27.	CCHH Maui LLC	Delaware
28.	CCHH Reston LLC	Delaware
29.	CCHI Singer Island LLC	Delaware
30.	CCHP Waikiki LLC	Delaware
31.	CCMH Copley LLC	Delaware
32.	CCMH Coronado LLC	Delaware
33.	CCMH DC LLC	Delaware
34.	CCMH Denver Tech LLC	Delaware
35.	CCMH Denver West LLC	Delaware
36.	CCMH Downers Grove Suites LLC	Delaware
37.	CCMH Fin Center LLC	Delaware
38.	CCMH Fisherman’s Wharf LLC	Delaware
39.	CCMH Gaithersburg LLC	Delaware
40.	CCMH Houston Galleria LLC	Delaware
41.	CCMH Lenox LLC	Delaware
42.	CCMH Marina LLC	Delaware
43.	CCMH Metro Center LLC	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

44.	CCMH Minneapolis LLC	Delaware
45.	CCMH Moscone LLC	Delaware
46.	CCMH Newark LLC	Delaware
47.	CCMH Orlando LLC	Delaware
48.	CCMH Philadelphia AP LLC	Delaware
49.	CCMH Philadelphia Mkt. LLC	Delaware
50.	CCMH Potomac LLC	Delaware
51.	CCMH Properties II LLC	Delaware
52.	CCMH Quorum LLC	Delaware
53.	CCMH Riverwalk LLC	Delaware
54.	CCMH San Diego LLC	Delaware
55.	CCMH Santa Clara LLC	Delaware
56.	CCMH Tampa AP LLC	Delaware
57.	CCMH Tampa Waterside LLC	Delaware
58.	CCMH Times Square LLC	Delaware
59.	CCRC Amelia Island LLC	Delaware
60.	CCRC Buckhead/Naples LLC	Delaware
61.	CCRC Dearborn LLC	Delaware
62.	CCRC Marina LLC	Delaware
63.	CCRC Naples Golf LLC	Delaware
64.	CCRC Tysons LLC	Delaware
65.	CCSH Chicago LLC	Delaware
66.	Chesapeake Hotel Limited Partnership	Delaware
67.	Cincinnati Plaza LLC	Delaware
68.	City Center Hotel Limited Partnership	Minnesota
69.	CLMH Calgary, Inc.	Ontario
70.	CLMH Eaton Centre, Inc.	Ontario
71.	Demonbreun Nashville II TRS LLC	Delaware
72.	Demonbreun Nashville TRS LLC	Delaware
73.	Demonbreun Nashville Holdings LLC	Delaware
74.	Don CeSar TRS LLC	Delaware
75.	Durbin LLC	Delaware
76.	East Camelback Residential LLC	Delaware
77.	East Side Hotel Associates, L.P.	Delaware
78.	Elcrisa S.A. de C.V.	Mexico
79.	GLIC Holdings LLC	Delaware
80.	GLIC, LLC	Hawaii
81.	Harbor-Cal S.D.	California
82.	Harbor-Cal S.D. Partner LLC	Delaware
83.	HHR AMW LLC	Delaware
84.	HHR Assets LLC	Delaware
85.	HHR Austin LLC	Delaware
86.	HHR BC Key Largo LLC	Delaware
87.	HHR Beach House LLC	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

88.	HHR BT Holdings LLC	Delaware
89.	HHR BT Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
90.	HHR Calgary Holding ULC	British Columbia
91.	HHR FIP I LLC	Delaware
92.	HHR FIP II LLC	Delaware
93.	HHR FIP III LLC	Delaware
94.	HHR FSO Land LLC	Delaware
95.	HHR FSO LLC	Delaware
96.	HHR GHDC GP LLC	Delaware
97.	HHR GHDC Limited Partnership	Delaware
98.	HHR GHSF LLC	Delaware
99.	HHR HP Waikiki GP LLC	Delaware
100.	HHR HP Waikiki, L.P.	Delaware
101.	HHR HRCP LLC	Delaware
102.	HHR Harbor Beach LLC	Delaware
103.	HHR Houston DT LLC	Delaware
104.	HHR JW Rio de Janeiro Investimentos Hoteleiros Ltda.	Brazil
105.	HHR Lauderdale Beach Limited Partnership	Delaware
106.	HHR Maui Golf LLC	Delaware
107.	HHR Naples LLC	Delaware
108.	HHR Naples Golf LLC	Delaware
109.	HHR Nashville LLC	Delaware
110.	HHR Powell Street, L.P.	Delaware
111.	HHR Powell GP LLC	Delaware
112.	HHR Rio Holdings LLC	Delaware
113.	HHR SB Condo LLC	Delaware
114.	HHR SB Holdings LLC	Delaware
115.	HHR Singer Island GP LLC	Delaware
116.	HHR Singer Island Limited Partnership	Delaware
117.	HHR St. Pete Beach LLC	Delaware
118.	HHR Waikiki Holdings LLC	Delaware
119.	HHR WRN GP LLC	Delaware
120.	HHR WRN Limited Partnership	Delaware
121.	HMC Airport, Inc.	Delaware
122.	HMC Amelia II LLC	Delaware
123.	HMC AP Canada Company	Nova Scotia
124.	HMC AP GP LLC	Delaware
125.	HMC AP LP	Delaware
126.	HMC Burlingame Hotel LP	California
127.	HMC Burlingame LLC	Delaware
128.	HMC Capital Resources LP	Delaware
129.	HMC Charlotte (Calgary) Company	Nova Scotia
130.	HMC Charlotte GP LLC	Delaware
131.	HMC Charlotte LP	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

132.	HMC Chicago Lakefront LLC	Delaware
133.	HMC Copley LP	Delaware
134.	HMC East Side LLC	Delaware
135.	HMC Gateway LP	Delaware
136.	HMC Headhouse Funding LLC	Delaware
137.	HMC Hotel Development LP	Delaware
138.	HMC Hotel Properties II Limited Partnership	Delaware
139.	HMC Hotel Properties Limited Partnership	Delaware
140.	HMC HT LP	Delaware
141.	HMC JWDC GP LLC	Delaware
142.	HMC Kea Lani LP	Delaware
143.	HMC Lenox LP	Delaware
144.	HMC Maui LP	Delaware
145.	HMC Mexpark LLC	Delaware
146.	HMC MHP II, Inc.	Delaware
147.	HMC MHP II LLC	Delaware
148.	HMC NGL LP	Delaware
149.	HMC OLS I LLC	Delaware
150.	HMC OLS I L.P.	Delaware
151.	HMC OLS II L.P.	Delaware
152.	HMC OP BN LP	Delaware
153.	HMC PLP LLC	Delaware
154.	HMC Polanco LLC	Delaware
155.	HMC Potomac LLC	Delaware
156.	HMC Properties I LLC	Delaware
157.	HMC Property Leasing LLC	Delaware
158.	HMC Reston LP	Delaware
159.	HMC Retirement Properties, L.P.	Delaware
160.	HMC Seattle LLC	Delaware
161.	HMC Suites Limited Partnership	Delaware
162.	HMC Suites LLC	Delaware
163.	HMC Times Square Hotel, L.P.	New York
164.	HMC Times Square Partner LLC	Delaware
165.	HMC Toronto Air Company	Nova Scotia
166.	HMC Toronto Airport GP LLC	Delaware
167.	HMC Toronto Airport LP	Delaware
168.	HMC Toronto EC Company	Nova Scotia
169.	HMC Toronto EC GP LLC	Delaware
170.	HMC Toronto EC LP	Delaware
171.	HMH Marina LLC	Delaware
172.	HMH Restaurants LP	Delaware
173.	HMH Rivers, L.P.	Delaware
174.	HMH Rivers LLC	Delaware
175.	HMH WTC LLC	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

176.	HMT Lessee Sub (SDM Hotel) LLC	Delaware
177.	HMT Lessee Sub I LLC	Delaware
178.	HMT Lessee Sub II LLC	Delaware
179.	HMT Lessee Sub III LLC	Delaware
180.	HMT Lessee Sub IV LLC	Delaware
181.	Host Atlanta Perimeter Ground GP LLC	Delaware
182.	Host Atlanta Perimeter Ground LP	Delaware
183.	Host Biscayne Bay Land LLC	Delaware
184.	Host California Corporation	Delaware
185.	Host Camelback I LLC	Delaware
186.	Host Camelback II LLC	Delaware
187.	Host Camelback LLC	Delaware
188.	Host Capitol Hill LLC	Delaware
189.	Host Cincinnati Hotel LLC	Delaware
190.	Host Cincinnati II LLC	Delaware
191.	Host City Center GP LLC	Delaware
192.	Host Copley GP LLC	Delaware
193.	Host Dallas Quorum Ground GP LLC	Delaware
194.	Host Dallas Quorum Ground LP	Delaware
195.	Host Denver Hotel Company	Delaware
196.	Host Denver LLC	Delaware
197.	Host East 86th Street Land LLC	Delaware
198.	Host Financing LLC	Delaware
199.	Host Fourth Avenue LLC	Delaware
200.	Host GH Atlanta GP LLC	Delaware
201.	Host Harbor Island Corporation	Delaware
202.	Host Holding Business Trust	Maryland
203.	Host Hotels & Resorts, L.P.	Delaware
204.	Host Houston Airport GP LLC	Delaware
205.	Host Houston Briar Oaks, L.P.	Delaware
206.	Host Kea Lani GP LLC	Delaware
207.	Host Kierland Developer LLC	Delaware
208.	Host Kierland GP LLC	Delaware
209.	Host Kierland LP	Delaware
210.	Host Lenox Land GP LLC	Delaware
211.	Host Maui Developer LLC	Delaware
212.	Host Maui GP LLC	Delaware
213.	Host Maui Vacation Ownership LLC	Delaware
214.	Host Minneapolis City Center Ground LLC	Delaware
215.	Host Moscone GP LLC	Delaware
216.	Host NY Downtown GP LLC	Delaware
217.	Host of Boston, Ltd.	Massachusetts
218.	Host of Houston 1979 LP	Delaware
219.	Host of Houston, L.P.	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

220.	Host Realty Hotel LLC	Delaware
221.	Host Realty LLC	Delaware
222.	Host Realty Partnership, L.P.	Delaware
223.	Host Restaurants GP LLC	Delaware
224.	Host Reston GP LLC	Delaware
225.	Host San Diego Hotel LLC	Delaware
226.	Host San Diego LLC	Delaware
227.	Host Santa Clara GP LLC	Delaware
228.	Host South Coast GP LLC	Delaware
229.	Host Swiss GP LLC	Delaware
230.	Host Tampa GP LLC	Delaware
231.	Host Times Square GP LLC	Delaware
232.	Host Times Square LP	Delaware
233.	Host Waltham Hotel LP	Delaware
234.	Host Waltham II LLC	Delaware
235.	Houston Airport Hotel Owner Limited Partnership	Delaware
236.	Houston TRS LLC	Delaware
237.	HST ACTRS LLC	Delaware
238.	HST AH Maui LLC	Delaware
239.	HST Asia/Australia Asset Manager LLC	Delaware
240.	HST Asia/Australia LLC	Delaware
241.	HST GP San Diego LLC	Delaware
242.	HST GH San Francisco LLC	Delaware
243.	HST GP South Coast LLC	Delaware
244.	HST GP SR Houston LLC	Delaware
245.	HST Houston AP LLC	Delaware
246.	HST HRCP LLC	Delaware
247.	HST I LLC	Delaware
248.	HST II LLC	Delaware
249.	HST III LLC	Delaware
250.	HST Kierland LLC	Delaware
251.	HST Lessee Cincinnati LLC	Delaware
252.	HST Lessee CMBS LLC	Delaware
253.	HST Lessee Denver LLC	Delaware
254.	HST Lessee San Diego LP	Delaware
255.	HST Lessee SNYT LLC	Delaware
256.	HST Lessee South Coast LP	Delaware
257.	HST Lessee SR Houston LP	Delaware
258.	HST Lessee Waltham LLC	Delaware
259.	HST Lessee West Seattle LLC	Delaware
260.	HST Lessee WSeattle LLC	Delaware
261.	HST LT LLC	Delaware
262.	HST Powell LLC	Delaware
263.	HST RHP LLC	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

264.	HST San Diego HH Lessee GP LLC	Delaware
265.	HST San Diego HH LP	Delaware
266.	HST WRN LLC	Delaware
267.	Jackson Hole Hotel Owner LLC	Delaware
268.	Jackson Hole Hotel Tenant LLC	Delaware
269.	JH Hwy 89 Land LLC	Delaware
270.	JWDC Limited Partnership	Delaware
271.	JWDC LP Holdings Limited Partnership	Delaware
272.	Manchester Grand Resorts, Inc.	California
273.	Manchester Grand Resorts, L.P.	California
274.	Marriott Mexico City Partnership, G.P.	Delaware
275.	MFI Liquidating Agent LLC	Delaware
276.	North Shore Bay TRS LLC	Delaware
277.	North Shore Bay TRS Development LLC	Delaware
278.	North Shore Bay TRS Farm LLC	Delaware
279.	North Shore Bay TRS Waste Water LLC	Delaware
280.	North Shore Bay Owner LLC	Delaware
281.	North Shore Ocean Villas LLC	Delaware
282.	Orlando TRS LLC	Delaware
283.	Pacific Gateway, Ltd.	California
284	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
285	Philadelphia Airport Hotel LLC	Delaware
286	Philadelphia Mkt. Street Lessee LLC	Delaware
287	Phoenician Operating LLC	Delaware
288	Phoenician Residential I LLC	Delaware
289	Phoenician Residential II LLC	Delaware
290	Phoenician Residential III LLC	Delaware
291	Phoenician Residential IV LLC	Delaware
292	PM Financial LLC	Delaware
293	PM Financial LP	Delaware
294	Polserv S.A. de C.V.	Mexico
295	Potomac Hotel Limited Partnership	Delaware
296	Propco Savannah LLC	Delaware
297	RHP Foreign Lessee LLC	Delaware
298	Rockledge HMC BN LLC	Delaware
299	Rockledge HMT LLC	Delaware
300	Rockledge Hotel LLC	Delaware
301	Rockledge Hotel Properties, Inc.	Delaware
302	Rockledge Minnesota LLC	Delaware
303	Rockledge NY Times Square LLC	Delaware
304	Rockledge Potomac LLC	Delaware

Exhibit 21.1

HOST HOTELS & RESORTS, INC.
SUBSIDIARIES

305	Rockledge Riverwalk LLC	Delaware
306	Rockledge Square 254 LLC	Delaware
307	S.D. Hotels LLC	Delaware
308	Santa Clara Host Hotel Limited Partnership	Delaware
309	Savannah TRS LLC	Delaware
310	SB Hotel Owner GP, L.L.C.	Delaware
311	SB Hotel Owner, L.P.	Delaware
312	Seattle Host Hotel Company LLC	Delaware
313	SNYT LLC	Delaware
314	South Coast Host Hotel LP	Delaware
315	TRS NY Lender LLC	Delaware
316	Tiburon Golf Ventures Limited Partnership	Delaware
317	Timeport, L.P.	Georgia
318	Times Square GP LLC	Delaware
319	Timewell Group, L.P.	Georgia
320	Turtle Bay Wastewater Treatment, LLC	Delaware
321	VBS Propco LLC	Delaware
322	W&S Realty Corporation of Delaware	Delaware
323	YBG Associates LP	Delaware